UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       March 2, 2006 (February 24, 2006)


                       FORLINK SOFTWARE CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                         0-18731                        87-0438458
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)


            9F Fang Yuan Mansion, No. 56, ZhongGuanCun South Road Yi
                  Haidian District, Beijing, 100044, P.R. China
          (Address of principal executive offices, including zip code)

                               011-8610-8802-6368
               Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED] [GRAPHIC OMITTED]

================================================================================


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Item  4.02(a). Non-Reliance on Previously Issued Financial Statements or a
               Related Audit Report or Completed Interim Review.

(a) On or about February 24, 2006, the Registrant concluded that it intends to restate certain of its historical financial statements and other financial information for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005, and for the year ended December 31, 2004 (collectively the "Financial Statements"). Such quarterly periods were unaudited, and such annual period was audited. These restatements and revisions result from a change to the manner in which the Company now believes is appropriate to accurately present net sales in its income statements. The Registrant will remove, from its net sales, the value added tax rebate that it receives in connection with software sales and will present the value added tax rebate that it receives as part of "Other Income" in the Registrant's income statements. Software sales in China are subject to a 17% value added tax ("VAT") and the Registrant is responsible for billing, collecting, and submitting the tax to the Chinese tax authorities (i.e. the PRC Local and Federal Tax Authorities) for amounts attributable to both VAT related receivables and payables. However, to encourage local software development in China, the Chinese tax authorities provide a refund of a certain percentage of the VAT to companies who develop their own software products and have the software products registered with the relevant authorities in China. The Registrant is a company qualified to apply for such "VAT rebate" and thus if the net amount of the VAT payable exceeds 3% of software sales, the excess portion of the value added tax is refundable upon the Registrant's application to the tax authority for such VAT rebate. The VAT rebate policy is effective until 2010. The Registrant started including the VAT rebate as part of its net sales in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "2004 Form 10-KSB") and continued to present net sales in that manner in the three subsequent Form 10-QSBs Quarterly Report for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005 (the "Quarterly Reports").

The Registrant believes that the restatement will have the following approximate effect on the Registrant's Financial Statements:

Form 10-KSB for fiscal year ended December 31, 2004:

o Net sales for the fiscal year ended December 31, 2004 will be reduced from $10,166,733 to approximately $10,000,110 and "Other income" for that period will increase from zero to approximately $166,623. Net sales (as reported only in the Form 10-KSB for the year ended December 31, 2004) for the year ended December 31, 2003, will be reduced from $9,688,124 to approximately $9,391,197, and "Other income" will increase from $1,118 to approximately $298,045. (In the Registrant's Form 10-KSB for fiscal year ended December 31, 2003, the Registrant's net sales for the fiscal year ended December 31, 2003 was reported as $9,391,197, and other income was reported as $298,045.) As a result of the adjustments to net sales, the Registrant's gross profit for the fiscal year ended December 31, 2004 will be reduced from $3,787,181 to approximately $3,620,558 and the operating profit reported will decrease from $505,154 to approximately $338,531. Further, the gross profit for the for the fiscal year ended December 31, 2003 will also be reduced from $3,775,469 to approximately $3,478,542, and the operating profit for that period will be reduced from $1,290,745 to approximately $993,818.

Form 10-QSB for quarterly period ended March 31, 2005:

o Net sales for the three months ended March 31, 2005 will be reduced from $652,350 to approximately $651,138, and "Other income" for that period will increase from $275 to approximately $1,487. Net sales for the three months ended March 31, 2004 will be reduced from $5,536,323 to approximately $5,528,909, and "Other income" for that period will increase from zero to approximately $7,414. As a result of the adjustments to net sales, the Registrant's gross profit for the three months ended March 31, 2005 will be reduced from $228,153 to approximately $226,941 and the operating loss reported will increase from $617,385 to approximately $618,597. Further, the gross profit for the three months ended March 31, 2004 will also be reduced from $1,470,836 to approximately $1,463,422, and the operating profit for that period will decrease from $382,970 to approximately $375,556.

Form 10QSB for quarterly period ended June 30, 2005:


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o     Net sales for the three months ended June 30, 2005 will be reduced from
      $1,629,131 to approximately $1,569,445 and "Other income" for that period will increase from zero to approximately $59,686. Net sales for the three months ended June 30, 2004 will be reduced from $587,631 to approximately $585,278 and "Other income" for that period will increase from zero to approximately $2,353. As a result of the adjustments to net sales, the Registrant's gross profit for the three months ended June 30, 2005 will be reduced from $925,669 to approximately $865,983 and the operating profit reported will decrease from $109,347 to approximately $49,661. Further, the gross profit for the three months ended June 30, 2004 will also be reduced from $227,903 to approximately $225,550, and the operating loss for that period will increase from $461,778 to approximately $464,131.

o Net sales for the six months ended June 30, 2005 will be reduced from $2,281,481 to approximately $2,220,583 and "Other income" for that period will increase from $275 to approximately $61,173. Net sales for the six months ended June 30, 2004 will be reduced from $6,123,954 to approximately $6,114,187 and "Other income" for that period will increase from zero to approximately $9,767. As a result of the adjustments to net sales, the Registrant's gross profit for the six months ended June 30, 2005 will be reduced from $1,153,822 to approximately $1,092,924 and the operating loss reported will increase from $508,038 to approximately $568,936. Further, the gross profit for the six months ended June 30, 2004 will also be reduced from $1,698,739 to approximately $1,688,972, and the operating loss for that period will increase from $78,808 to approximately $88,575.

Form 10QSB for quarterly period ended September 30, 2005

o Net sales for the three months ended September 30, 2005 will be reduced from $3,105,864 to approximately $3,018,193 and "Other income" for that period will increase from zero to approximately $87,671. Net sales for the three months ended September 30, 2004 will be reduced from $1,459,981 to approximately $1,387,110 and Other income for that period will increase from zero to approximately $72,871. As a result of the adjustments to net sales, the Registrant's Gross profit for the three months ended September 30, 2005 will be reduced from $1,049,995 to approximately $962,324 and the Operating profit reported will decrease from $139,357 to approximately $51,686. Further, the Gross profit for the three months ended September 30, 2004 will also be reduced from $1,018,839 to approximately $945,968, and the Operating profit for that period will decrease from $315,335 to approximately $242,464.

o Net sales for the nine months ended September 30, 2005 will be reduced from $5,387,345 to approximately $5,238,776 and "Other income" for that period will increase from $275 to approximately $148,844. Net sales for the nine months ended September 30, 2004 will be reduced from $7,583,935 to approximately $7,501,297 and "Other income" for that period will increase from zero to approximately $82,638. As a result of the adjustments to net sales, the Registrant's gross profit for the nine months ended September 30, 2005 will be reduced from $2,203,817 to approximately $2,055,248 and the operating loss reported will increase from $368,681 to approximately $517,250. Further, the gross profit for the nine months ended September 30, 2004 will also be reduced from $2,717,578 to approximately $2,364,940, and the operating profit for that period will decrease from $236,527 to approximately $153,889.

The change in presentation of income statements in regards to Net sales and Other income will have no affect on the balance sheets and statements of cash flows contained in the Registrant's Financial Statements. Additionally, the restatement will not affect net income as reported in the Registrant's Financial Statements.

As a result of the above-described restatements, the previously issued financial statements contained in the Registrant's Form 10-KSB Annual Report for the fiscal year ended December 31, 2004 and the Registrant's Form 10-QSB Quarterly Reports for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon. The Registrant expects to file the restated financial statements reflecting the above-described restatements shortly.

The Registrant's Chief Financial Officer, Hongkeung Lam, discussed the matters disclosed in this Current Report on Form 8-K with BDO McCabe Lo Limited, the Registrant's independent registered public accountants.

                            [Signatures page follows]


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2006                  FORLINK SOFTWARE CORPORATION, INC.
                                     (Registrant)

                                     By: /s/ Hongkeung Lam
                                        ----------------------------------------
                                        Hongkeung Lam
                                        Chief Financial Officer